Exhibit 10.1

Execution Version

REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

This Registration Rights and Lock-Up Agreement (this “Agreement”) is made and entered into effective as of July 8, 2026 (the “Effective Date”), by and among Bed Bath & Beyond, Inc., a Delaware corporation (the “Corporation”), each Person (as defined herein) listed under the header “Initial Holders” on the signature pages hereto (each, an “Initial Holder” and, collectively, the “Initial Holders”) and each Person who becomes a party to this Agreement by entering into a joinder agreement in the form attached hereto as Exhibit A.

RECITALS

WHEREAS, the Corporation has entered into that certain Agreement and Plan of Merger, dated as of April 2, 2026 (the “Merger Agreement”), with TCS Merger Sub, LLC, a Delaware limited liability company and direct wholly-owned subsidiary of the Corporation (“Merger Sub”), and The Container Store Holdings, LLC, a Delaware limited liability company (“TCS”), pursuant to which the parties have agreed to effect a merger of Merger Sub with and into TCS, with TCS surviving such merger as a direct wholly-owned subsidiary of the Corporation (the “Merger”);

WHEREAS, upon the terms and subject to the conditions of the Merger Agreement, the Initial Holders are entitled to receive, in the aggregate: (i) 13,427,624 shares (the “Closing Shares”) of common stock, $0.0001 par value per share, of the Corporation (the “Common Stock”) and (ii) $112,553,000 in aggregate principal amount of the Corporation’s 5.00% Convertible Senior Notes due 2033 (the “Convertible Notes”), which shall be convertible into shares of Common Stock (the “Note Shares”) upon the terms and subject to the conditions set forth in that certain Indenture, dated as of the Effective Date (the “Indenture”), by and among the Corporation, each subsidiary of the Corporation from time to time party thereto as a guarantor, and Computershare Trust Company, National Association, as trustee;

WHEREAS, in connection with the transactions contemplated by the Merger Agreement, Spruce Advisory Group, LLC is entitled to receive an aggregate of 142,857 shares of Common Stock (the “Spruce Shares”);

WHEREAS, to induce the Initial Holders to approve and consent to the Merger Agreement and the transactions contemplated thereby (including the Merger and the issuance of the Closing Shares and Convertible Notes to the Initial Holders pursuant to the terms of the Merger Agreement), the Corporation has agreed to provide certain registration rights under the Securities Act (as defined below) and the rules and regulations promulgated by the SEC (as defined below) thereunder, and applicable state securities laws; and

WHEREAS, to induce the Corporation to enter into the Merger Agreement and consummate the transactions contemplated thereby, each of the Initial Holders has agreed to subject two-thirds (2/3) of the Closing Shares that such Initial Holder receives (the “Lock-Up Shares”) to certain transfer restrictions until the expiration of the Lock-Up Period (as defined below).

NOW, THEREFORE, in consideration of and reliance upon the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.             Definitions.  For purposes of this Agreement, the following terms shall have the meanings specified in this Section 1:

“Adverse Disclosure” means public disclosure of material non-public information which, in the Corporation’s good faith judgment, after consultation with outside legal counsel to the Corporation, (i) would be required to be made in any report or Registration Statement filed with the SEC by the Corporation so that such report or Registration Statement would not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading; (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such Registration Statement or any Registration Statement which incorporates such report by reference, as the case may be; and (iii) the Corporation has a bona fide business purpose for not disclosing publicly at such time.

“Affiliate” of any Person means any other Person controlled by, controlling or under common control with such Person.  As used in this definition, “control” (including, with its correlative meanings, “controlling,” “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities, by contract or otherwise).

“Agreement” has the meaning set forth in the recitals.

“Business Day” means any day of the year on which national banking institutions in New York are open to the public for conducting business and are not required or authorized to be closed.

“Capital Stock” means (i) with respect to any Person that is a corporation, any and all shares, interests or equivalents in capital stock of such corporation (whether voting or nonvoting and whether common or preferred), (ii) with respect to any Person that is not a corporation, individual or governmental entity, any and all partnership, membership, limited liability company or other equity interests of such Person that confer on the holder thereof the right to receive a share of the profits and losses of, or the distribution of assets of the issuing Person, and (iii) any and all warrants, rights (including conversion and exchange rights) and options to purchase any security described in clauses (i) or (ii) above.

“Closing Shares” has the meaning set forth in the recitals.

“Common Stock” has the meaning set forth in the recitals.

“Convertible Notes” has the meaning set forth in the recitals.

“Corporation” has the meaning set forth in the recitals.

“Effective Date” has the meaning set forth in the recitals.

“Effectiveness Date” means the earlier of (a) the 30th day following the filing date of the applicable Registration Statement (or, in the event the SEC staff notifies the Corporation that it intends to review such Registration Statement, the 60th day following the filing date of such Registration Statement) and (b) five (5) Business Days after the Corporation is notified that such Registration Statement will not be reviewed by the SEC staff or is not subject to further review by the SEC staff.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

“Filing Date” has the meaning assigned to such term in Section 2(a).

“FINRA” means the Financial Industry Regulatory Authority.

“Holder” means each of the Initial Holders and any Person who subsequent to the Effective Date becomes a party to this Agreement, including any Permitted Transferee pursuant to Section 7(b) and any transferee pursuant to Section 9, in each case upon the submission of a Joinder to the Corporation as provided therein.

“Indemnified Party” has the meaning assigned to such term in Section 6(c).

“Indemnifying Party” has the meaning assigned to such term in Section 6(c).

“Indenture” has the meaning set forth in the recitals.

“Initial Holder(s)” has the meaning set forth in the recitals.

“Joinder” has the meaning assigned to such term in Section 7(b).

“Lock-Up Period” means the period commencing on the Effective Date and (a) with respect to fifty percent (50%) of the Lock-Up Shares, ending on the earlier of (i) the 180th day following the Effective Date and (ii) the date on which the daily volume-weighted average price (the “VWAP”) of the Common Stock on the NYSE equals or exceeds $9.80 per share for 20 consecutive trading days; and (b) with respect to the other fifty percent (50%) of the Lock-Up Shares, ending on the earlier of (i) the 270th day following the Effective Date and (ii) the date on which the VWAP of the Common Stock on the NYSE equals or exceeds $14.00 per share for 20 consecutive trading days.

“Lock-Up Restrictions” has the meaning assigned to such term in Section 7(a).

“Lock-Up Shares” has the meaning set forth in the recitals.

“Marketed” means an Underwritten Shelf Take-Down that involves the use or involvement of a customary “road show” (including an “electronic road show”) or other substantial marketing effort by underwriters over a period of at least 48 hours.

“Marketed Underwritten Shelf Take-Down” has the meaning assigned to such term in Section 2(d)(iv).

“Merger” has the meaning set forth in the recitals.

“Merger Agreement” has the meaning set forth in the recitals.

“Merger Sub” has the meaning set forth in the recitals.

“Minimum Take-Down Threshold” has the meaning assigned to such term in Section 2(g)(i).

“MNPI” means material non-public information within the meaning of Regulation FD promulgated under the Exchange Act.

“Non-Marketed” means an Underwritten Shelf Take-Down that is not a Marketed Underwritten Shelf Take-Down, including a block trade or similar transaction that is not Marketed.

“Note Shares” has the meaning set forth in the recitals.

“NYSE” means the New York Stock Exchange.

“Opt-Out Request” has the meaning assigned to such term in Section 13(c).

“Permitted Transferee” has the meaning assigned to such term in Section 7(b).

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Policies” has the meaning assigned to such term in Section 13(b).

“Prospectus” means the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including post-effective amendments, and all other material incorporated by reference in such prospectus, as amended and supplemented.

“Public Offering” means any sale or distribution to the public of Capital Stock of the Corporation pursuant to an offering registered under the Securities Act, whether by the Corporation, by Holders and/or by any other holders of the Corporation’s Capital Stock.

“register”, “registered” and “registration” means a registration effected pursuant to a registration statement filed with the SEC in compliance with the Securities Act.

“Registration Expenses” means any and all expenses incident to the performance by the Corporation of its obligations under this Agreement, including (i) all SEC or stock exchange registration and filing fees (including, if applicable, the fees and expenses of any “qualified independent underwriter,” as such term is defined in Rule 5121 of FINRA (or any successor provision), and of its counsel), (ii) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger, telephone and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange and all rating agency fees, (v) the fees and disbursements of counsel for the Corporation and of its independent public accountants, including the expenses of any special audits and/or comfort letters required by or incident to such performance and compliance, (vi) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, including liability insurance if the Corporation so desires or if the underwriters so require, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any, (vii) the reasonable fees and out-of-pocket expenses of one counsel selected by the majority in interest of the Holders or the majority in interest of the Shelf Take-Down Initiating Holders, as applicable, (viii) the costs and expenses of the Corporation relating to analyst and investor presentations or any “road show” undertaken in connection with the registration and/or marketing of the Registrable Securities (including expenses incurred by the Holders) and (ix) any other fees and disbursements customarily paid by the issuers of securities.

“Registrable Securities” means (a) the shares of Common Stock issued or issuable by the Corporation in connection with the transactions contemplated by the Merger Agreement, including the Closing Shares, the Note Shares and the Spruce Shares, and (b) any other equity security of the Corporation issued or issuable with respect to any securities referred to in clause (a) above by way of a dividend, distribution, split or combination of securities, or in any recapitalization, merger, arrangement, amalgamation, consolidation, spin-off, reorganization or similar transaction.  As to any particular Registrable Securities owned by any Person, such securities shall cease to be Registrable Securities: (i) on the date such securities have been sold or distributed pursuant to a Public Offering, (ii) on the date such securities have been sold in compliance with Rule 144, (iii) on the date such securities have been repurchased by the Corporation or a Subsidiary of the Corporation, or (iv) on the date the Holder “beneficially owns” (within the meaning set forth in Rule 13d-3 promulgated under the Exchange Act) less than three percent (3%) of the Capital Stock of the Corporation that is outstanding at such time and such Holder is able to dispose of all of such securities pursuant to Rule 144 in a single transaction without volume limitation or other restrictions on transfer thereunder and the Corporation has delivered an opinion of counsel reasonably satisfactory to the transfer agent of the Corporation’s equity securities certifying that such securities may be so sold free of any restrictive legends.

“Registration Default” means that (a) the Corporation does not file the initial Shelf Registration Statement covering all the Registrable Securities pursuant to Section 2(a) on or before the Filing Date, (b) such Registration Statement is not declared effective by the SEC on or before the Effectiveness Date, (c) the Corporation extends any Shelf Suspension beyond the limitations set forth in Section 2(e), or a Registration Statement filed pursuant to Section 2 is filed and declared effective but, during the applicable Effectiveness Period, such Registration Statement is not effective for any reason or the Prospectus contained therein is not available for use for any reason, in each case other than due to a permitted Shelf Suspension, without such disability being cured within ten Business Days by an effective post-effective amendment to such Registration Statement, a supplement to the Prospectus, or a report filed with the SEC, or (d) if the Corporation, through its omission or failure to comply with its obligations hereunder, fails to name a Holder as a selling shareholder in one or more Registration Statements filed pursuant to Section 2 and such Holder had complied timely with its obligations hereunder in a manner to entitle such Holder to be so named.

“Registration Statement” means any registration statement that covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus with respect to such registration statement, all amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Representatives” has the meaning assigned to such term in Section 13(b).

“Restricted Shelf Take-Down” has the meaning assigned to such term in Section 2(g)(v).

“Rule 144” and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the SEC, as the same shall be amended from time to time, or any successor rule then in force.

“Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

“SEC” means the U.S. Securities and Exchange Commission.

“Shelf Holder” means any Holder that owns Registrable Securities that have been registered on a Shelf Registration Statement filed pursuant to Section 2.

“Shelf Registration Statement” means a Registration Statement of the Corporation filed with the SEC for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the SEC) covering the Registrable Securities, as applicable.

“Shelf Suspension” has the meaning assigned to such term in Section 2(e).

“Shelf Take-Down” means any offering or sale of Registrable Securities initiated by one or more Holders pursuant to a Shelf Registration Statement.

“Shelf Take-Down Initiating Holder” has the meaning assigned to such term in Section 2(g)(i).

“Spruce Shares” has the meaning set forth in the recitals.

“Subsequent Registration Statement” has the meaning assigned to such term in Section 2(b).

“Subsidiary” means, with respect to the Corporation, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of Capital Stock of such Person entitled (without regard to the occurrence of any contingency) to vote in the election of directors is at the time owned or controlled, directly or indirectly, by the Corporation, or (ii) if a limited liability company, partnership, association or other business entity, either (x) a majority of the Capital Stock of such Person entitled (without regard to the occurrence of any contingency) to vote in the election of managers, general partners or other oversight board vested with the authority to direct management of such Person is at the time owned or controlled, directly or indirectly, by the Corporation or (y) the Corporation or one of its Subsidiaries is the sole manager or general partner of such Person.

“TCS” has the meaning set forth in the recitals.

“Underwritten Offering” has the meaning assigned to such term in Section 3(b).

“Underwritten Shelf Take-Down” has the meaning assigned to such term in Section 2(g)(iii).

“Underwritten Shelf Take-Down Notice” has the meaning assigned to such term in Section 2(g)(ii).

“Withdrawal Notice” has the meaning assigned to such term in Section 2(g)(vii).

Section 2.             Shelf Registration.

(a)         Filing and Effectiveness.  Subject to the Corporation’s rights under Section 2(e), the Corporation hereby agrees that it shall (i) file as promptly as reasonably practicable, but no later than the 60th day following the Effective Date (such date, the “Filing Date”), a Shelf Registration Statement (which Shelf Registration Statement shall be filed on Form S-3, and shall be filed in such a manner as to become automatically effective upon the filing thereof, in each case if the Corporation is eligible therefor at the time of filing such Shelf Registration Statement with the SEC), as will permit or facilitate the sale and distribution of all Registrable Securities owned by the Holders in such manners of distribution as the Holders may reasonably request, and (ii) use its reasonable best efforts to cause such Shelf Registration Statement to become effective as promptly as reasonably practicable after the filing thereof, but no later than the Effectiveness Date.  No later than ten (10) days prior to the filing of such Shelf Registration Statement, the Corporation shall give written notice to all Holders of the anticipated date of the filing of such Shelf Registration Statement. In the event the Corporation files the Shelf Registration Statement pursuant to this Section 2(a) on Form S-1, as soon as the Corporation qualifies for, and is able to include all Registrable Securities on, Form S-3, the Corporation shall use its reasonable best efforts to, as soon as practicable, (x) convert such Shelf Registration Statement to a Registration Statement on Form S-3 or (y) file a Subsequent Registration Statement on Form S-3. For the avoidance of doubt, the Corporation shall use its reasonable best efforts to maintain the effectiveness of the then-effective Shelf Registration Statement while preparing and seeking effectiveness of any amendment necessary to convert such Shelf Registration Statement to a Registration Statement on Form S-3 or any Subsequent Registration Statement, as applicable.

(b)         Continued Effectiveness.  The Corporation shall use its reasonable best efforts to keep each Registration Statement filed pursuant to this Section 2 continuously effective under the Securities Act in order to permit the Prospectus forming a part thereof to be usable by the applicable Shelf Holders until the date as of which all Registrable Securities registered by such Registration Statement have been sold or cease to be Registrable Securities (the “Effectiveness Period”). If any Registration Statement filed pursuant to this Section 2 ceases to be effective under the Securities Act for any reason during the Effectiveness Period, the Corporation shall, subject to Section 2(e), use its reasonable best efforts to as promptly as reasonably practicable cause such Registration Statement to again become effective under the Securities Act (including using its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness of such Registration Statement), and shall use its reasonable best efforts to as promptly as reasonably practicable amend such Registration Statement in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Registration Statement or file an additional Shelf Registration Statement (which Shelf Registration Statement shall be filed on Form S-3, and shall be filed in such a manner as to become automatically effective upon the filing thereof, in each case if the Corporation is eligible therefor at the time of filing such Shelf Registration Statement with the SEC) (each, a “Subsequent Registration Statement”) registering the resale of all Registrable Securities. If a Subsequent Registration Statement is filed, the Corporation shall use its reasonable best efforts to (i) cause such Subsequent Registration Statement to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof and (ii) keep such Subsequent Registration Statement continuously effective, available for use to permit the Shelf Holders named therein to sell their Registrable Securities included therein and in compliance with the provisions of the Securities Act during the Effectiveness Period. In the event the Corporation files a Subsequent Registration Statement on Form S-1, as soon as the Corporation qualifies for, and is able to include all Registrable Securities on, Form S-3, the Corporation shall use its reasonable best efforts to, as soon as practicable, (x) convert such Subsequent Registration Statement to a Registration Statement on Form S-3 or (y) file another Subsequent Registration Statement on Form S-3. For the avoidance of doubt, the Corporation shall use its reasonable best efforts to maintain the effectiveness of the applicable Subsequent Registration Statement then effective while preparing and seeking effectiveness of any amendment necessary to convert such Subsequent Registration Statement to a Registration Statement on Form S-3 or any additional Subsequent Registration Statement, as applicable.

(c)        No Inclusion of Other Securities. In no event shall the Corporation include any securities other than Registrable Securities on any Registration Statement filed pursuant to this Section 2 without the prior written consent of the Holders of a majority of the Registrable Securities whose offer and sale is to be registered in such Registration Statement.

(d)          Additional Registration Statements; Transfers of Registrable Securities.

(i)          Offering Limitations. If the SEC seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Section 2 as constituting an offering of securities that does not permit such Registration Statement to become effective and be used for resales by the Shelf Holders on a continuous basis under Rule 415, or if after the filing of any Registration Statement filed pursuant to this Section 2, the Corporation is otherwise required by the SEC to reduce the number of Registrable Securities included in such Registration Statement, then the Corporation shall reduce the number of Registrable Securities to be included in such Registration Statement (after consultation with the applicable Shelf Holders as to the specific Registrable Securities to be removed therefrom) until such time as the SEC shall so permit such Registration Statement to become effective and be used as aforesaid. In the event of any reduction in Registrable Securities pursuant to this Section 2(d)(i), the Corporation shall use its reasonable best efforts to file one or more Subsequent Registration Statements with the SEC as promptly as practicable until such time as all Registrable Securities have been included in Registration Statements filed pursuant to this Section 2 that have been declared effective and the Prospectuses contained therein are available for use by the applicable Shelf Holders. No Registration Default shall be deemed to have occurred, and no liquidated damages pursuant to Section 2(f) shall accrue, in respect of the removal of any Registrable Securities from such Registration Statement pursuant to this Section 2(d)(i).

(ii)         Additional Registrable Securities. Subject to Section 2(e), in the event that any Holder holds Registrable Securities that are not registered for resale pursuant to a Registration Statement filed pursuant to this Section 2 (including as a result of such Holder being the transferee of such Registrable Securities but not being named as a selling securityholder in any such Registration Statement), the Corporation shall, upon written request of such Holder, promptly use its reasonable best efforts to cause (A) the resale of such Registrable Securities to be covered by either, at the Corporation’s option, any then available Registration Statement filed pursuant to this Section 2 or by filing a Subsequent Registration Statement, (B) such Registration Statement to become effective as soon as practicable after such filing, and (C) each Prospectus in any such Registration Statement to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; provided, however, that the Corporation shall only be required to cause such additional Registrable Securities to be so covered once per calendar quarter and shall include all Registrable Securities for which it has received a written request prior to taking such actions.

(e)        Suspension of Filing or Registration.  If the Corporation shall furnish to the Holders (if a Shelf Registration Statement has not yet become effective) or the Shelf Holders (after a Shelf Registration Statement has become effective), a certificate signed by the chief executive officer, chief financial officer or other executive officer of the Corporation, stating that the filing, effectiveness or continued use of the Shelf Registration Statement would require the Corporation to make an Adverse Disclosure, then the Corporation shall have a period of not more than 60 days within which to delay the filing or effectiveness (but not the preparation) of such Shelf Registration Statement or, in the case of a Shelf Registration Statement that has been declared effective, to suspend the use by the applicable Shelf Holders of such Shelf Registration Statement (in each case, a “Shelf Suspension”); provided, however, that the Corporation shall not be permitted to exercise in any 12-month period (i) more than two (2) Shelf Suspensions pursuant to this Section 2(e) or (ii) aggregate Shelf Suspensions pursuant to this Section 2(e) of more than 90 days. To the extent that any information provided pursuant to this Section 2(e) in connection with any Shelf Suspension continues to constitute MNPI following the termination of such Shelf Suspension, the Corporation shall disclose all such MNPI promptly following such termination. Each Holder shall keep confidential the fact that a Shelf Suspension is in effect, the certificate referred to above and its contents for the permitted duration of the Shelf Suspension or until otherwise notified by the Corporation, except (A) for disclosure to such Holder’s employees, agents and professional advisers who need to know such information and are obligated to keep it confidential, (B) for disclosures to the extent required in order to comply with reporting obligations to its limited partners who have agreed to keep such information confidential and (C) as required by applicable law, rule or regulation. In the case of a Shelf Suspension that occurs after the effectiveness of the Shelf Registration Statement, the Shelf Holders agree to suspend use of the applicable Prospectus for the permitted duration of such Shelf Suspension in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities, upon receipt of the certificate referred to above.  The Corporation shall immediately notify the Holders or Shelf Holders, as applicable, upon the termination of any Shelf Suspension, and (i) in the case of a Shelf Registration Statement that has not been filed, or has been filed but not declared effective, shall promptly thereafter file the Shelf Registration Statement, as applicable, and use its reasonable best efforts to have such Shelf Registration Statement declared effective under the Securities Act and (ii) in the case of an effective Shelf Registration Statement, shall promptly amend or supplement the Prospectus, if necessary, so it does not contain any material misstatement or omission prior to the expiration of the Shelf Suspension and furnish to the Shelf Holders such numbers of copies of the Prospectus as so amended or supplemented as the Shelf Holders may reasonably request.  The Corporation agrees, if necessary, to supplement or make amendments to the Shelf Registration Statement if required by the registration form used by the Corporation for the shelf registration or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by Shelf Holders holding a majority of the Registrable Securities then covered by the Shelf Registration Statement.

(f)        Registration Default. If a Registration Default occurs, then for so long as any Convertible Notes or Registrable Securities are outstanding, and as long as such Registration Default is continuing as liquidated damages to any Holder by reason of any such delay in or reduction of its ability to sell any Registrable Securities and not as a penalty (which remedy shall be the Holder’s exclusive monetary remedy with respect to any Registration Default, but shall not affect the right of any Holder to seek injunctive relief), the Corporation shall pay to each Holder holding Registrable Securities included, or to be included, as applicable, in such Registration Statement and for each 30-day period (prorated for any partial period) after the date of such Registration Default in an amount in cash equal to one percent (1.00%) of the aggregate value of the product of (A) the number of Registrable Securities to which such Registration Default applies and (B) the 10-trading day VWAP of the Common Stock ending on (and including) the date such Registration Default occurs (or the earliest Registration Default occurs if multiple Registration Defaults are then continuing), up to an aggregate maximum of five percent (5.0%). Such payments shall accrue until the earlier of (i) such time as the Registration Default has been cured and (ii) no Holder holds any Registrable Securities. Each Holder shall be entitled to its pro rata portion of any such payments based upon the number of Registrable Securities held by such Holder included, or to be included, as applicable, relative to the total number of Registrable Securities included, or to be included, as applicable, in the Registration Statement giving rise to such payment. The amounts payable as liquidated damages pursuant to this Section 2(f) shall be paid in cash no later than five Business Days after each such 30-day period following the commencement of the applicable Registration Default until the termination of such Registration Default. Interest shall accrue at the rate of 1.0% per month on any such liquidated damages payments that shall not be paid by such fifth Business Day until such amount is paid in full.

(g)          Shelf Take-Downs.

(i)        Generally.  Subject to the terms and provisions of this Agreement, one or more initiating Holders (the “Shelf Take-Down Initiating Holders”) may initiate a Shelf Take-Down pursuant to this Section 2(g) and, at the option of such Shelf Take-Down Initiating Holders, such Shelf Take-Down (a) may be in the form of an Underwritten Shelf Take-Down or a Shelf Take-Down that is not an Underwritten Shelf Take-Down and (b) in the case of an Underwritten Shelf Take-Down, may be Non-Marketed or Marketed, in each case, as shall be specified in the written demand delivered by the Shelf Take-Down Initiating Holders to the Corporation pursuant to the provisions of this Section 2(g). Any Underwritten Shelf Take-Down subject to this Section 2(g) must involve the offer and sale by such Shelf Take-Down Initiating Holders of Registrable Securities having a reasonably anticipated net offering price (after deduction of underwriter commissions and offering expenses) of at least $25.0 million (the “Minimum Take-Down Threshold”).

(ii)       Notices. The Shelf Take-Down Initiating Holders may elect in a written demand delivered to the Corporation (an “Underwritten Shelf Take-Down Notice”) to conduct a Shelf Take-Down in the manner described in each of Section 2(g)(iii), 2(g)(iv) and 2(g)(v). Within five (5) Business Days (or if the Shelf Registration Statement is on Form S-3 or relates to a Non-Marketed Underwritten Shelf Take-Down, within two (2) Business Days) after the receipt of the Underwritten Shelf Take-Down Notice, the Corporation shall give notice to all other Shelf Holders and shall, as soon as practicable, but in any event within ten (10) Business Days after the delivery of such Underwritten Shelf Take-Down Notice (except if the Corporation is not then eligible to register for offer and resale the Registrable Securities on Form S-3, in which case, within 45 days thereof), the Corporation shall, if so requested, file and effect an amendment or supplement of the Shelf Registration Statement for such purpose, which amendment or supplement of the Shelf Registration Statement shall cover all of the Registrable Securities that the other Shelf Holders shall in writing request to be included in such Shelf Take-Down.

(iii)         Underwritten Shelf Take-Downs.

(a)      Any Shelf Take-Down that a Shelf Take-Down Initiating Holder has initiated (including any Restricted Shelf Take-Down) may be in the form of an underwritten offering (an “Underwritten Shelf Take-Down”).  The Shelf Take-Down Initiating Holders that own a majority of the Registrable Securities to be offered for sale in such Underwritten Shelf Take-Down shall have the right to select the underwriter or underwriters to administer such Underwritten Shelf Take-Down; provided, that such underwriter or underwriters shall be reasonably acceptable to the Corporation.

(b)         The Corporation shall, together with all Shelf Holders of Registrable Securities proposing to distribute their securities through such Underwritten Shelf Take-Down, enter into an underwriting agreement in customary form with the underwriter or underwriters selected in accordance with Section 2(g)(iii)(a). The right of any Shelf Holder to participate in such Underwritten Shelf Take-Down shall be conditioned on such Holder’s entry into such underwriting agreement.

(iv)      Marketed Underwritten Shelf Take-Downs.  The Shelf Take-Down Initiating Holders submitting an Underwritten Shelf Take-Down Notice shall indicate in such notice that it delivers to the Corporation pursuant to Section 2(g)(ii) whether it intends for such Underwritten Shelf Take-Down to be Marketed (a “Marketed Underwritten Shelf Take-Down”).

(v)      Non-Marketed Underwritten Shelf Take-Downs.  Any Shelf Take-Down Initiating Holder may initiate a Non-Marketed Underwritten Shelf Take-Down (a “Restricted Shelf Take-Down”) by providing written notice thereof to the Corporation.

(vi)       Reduction of Underwritten Shelf Take-Down Offering.  If the managing underwriters of an Underwritten Shelf Take-Down Offering advise the Corporation and the participating Shelf Holders that in their reasonable opinion the inclusion of all of the Holders’ Registrable Securities requested for inclusion in the subject Underwritten Shelf Take-Down Offering (and any related registration, if applicable) (and any other securities proposed to be included in such offering) exceeds the number that can be included without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, the Corporation shall include in such Underwritten Shelf Take-Down Offering (and any related registration, if applicable) only that number of securities proposed to be included in such Underwritten Shelf Take-Down Offering (and any related registration, if applicable) that, in the reasonable opinion of the managing underwriters, will not have such adverse effect, with such number to be allocated as follows: (1) first, pro rata among the Shelf Take-Down Initiating Holders that have requested to include Registrable Securities in such Underwritten Shelf Take-Down Offering based on the relative number of Registrable Securities then held by each such Holder, (2) second, if there remains availability for additional securities, pro rata among the other Shelf Holders that have requested to include Registrable Securities in such Underwritten Shelf Take-Down Offering based on the relative number of Registrable Securities then held by each such Holder, as applicable, (3) third, if there remains availability for additional securities, the shares of Common Stock to be included in such Underwritten Shelf Take-Down Offering by the Corporation and (4) fourth, if there remains availability for additional securities, the shares of Common Stock to be included by any other holders entitled to participate in such Underwritten Shelf Take-Down Offering, if applicable, based on the relative number of shares of Common Stock then held by each such holder.

(vii)      Withdrawal. Prior to the filing of the applicable Prospectus used for marketing an Underwritten Shelf Take-Down, the Shelf Take-Down Initiating Holders that own a majority of the Registrable Securities to be offered for sale in such Underwritten Shelf Take-Down shall have the right to withdraw from such Underwritten Shelf Take-Down for any or no reason upon written notification (a “Withdrawal Notice”) to the Corporation and the managing underwriters; provided that the remaining Shelf Take-Down Initiating Holders may elect to have the Corporation continue an Underwritten Shelf Take-Down if the Minimum Take-Down Threshold would still be satisfied by the Registrable Securities still proposed to be sold in such Underwritten Shelf Take-Down. If withdrawn, a demand for an Underwritten Shelf Take-Down shall constitute a demand for an Underwritten Shelf Take-Down by the withdrawing Shelf Take-Down Initiating Holders for purposes of Section 2(h), unless such Shelf Take-Down Initiating Holders reimburse the Corporation for all Registration Expenses with respect to such Underwritten Shelf Take-Down. Following the receipt of any Withdrawal Notice, the Corporation shall promptly forward such Withdrawal Notice to any other Holders that had elected to participate in such Shelf Take-Down. Notwithstanding anything to the contrary in this Agreement, the Corporation shall be responsible for the Registration Expenses incurred (i) in connection with a Shelf Take-Down prior to its withdrawal under this Section 2(g)(vii), other than if a Shelf Take-Down Initiating Holder elects to pay such Registration Expenses as contemplated above and (ii) following a Withdrawal Notice if the Shelf Take-Down Initiating Holders elect to have the Corporation continue an Underwritten Shelf Take-Down as set forth above.

(h)         Limitation on Underwritten Shelf Take-Downs. Notwithstanding the rights and obligations set forth in this Section 2, in no event shall the Corporation be obligated to take any action to effect, in any twelve (12) month period, more than two (2) Underwritten Shelf Take-Downs (whether a Marketed Underwritten Shelf Take-Down or a Non-Marketed Underwritten Shelf Take-Down) in the aggregate.

Section 3.             Piggyback Registration.

(a)        If at any time or from time to time the Corporation shall determine to register the offer and sale of any of its equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, either for its own account or for the account of security holders (other than (1) in a registration relating solely to employee benefit plans, (2) a Registration Statement on Form S-4 or S-8 (or such other similar successor forms then in effect under the Securities Act), (3) a registration pursuant to which the Corporation is offering to exchange its own securities for other securities, (4) a Registration Statement relating solely to dividend reinvestment or similar plans, (5) a Shelf Registration Statement pursuant to which only the initial purchasers and subsequent transferees of debt securities of the Corporation or any Subsidiary that are convertible for Common Stock and that are initially issued pursuant to Rule 144A and/or Regulation S (or any successor provision) of the Securities Act may resell such debt securities and sell the Common Stock into which such debt securities may be converted or (6) a registration pursuant to Section 2 hereof), the Corporation will:

(i)         promptly (but in no event less than ten (10) days before the anticipated filing date of the relevant Registration Statement or prospectus supplement for the applicable offering) give to each of the Holders written notice thereof; and

(ii)        include in such registration or offering (and any related qualification under state securities laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests made within five (5) days after receipt of such written notice from the Corporation by any Holder except as set forth in Section 3(b) below.

(b)       Reduction of Piggyback Registration.  If the registration of which the Corporation gives notice is for a registered public offering involving an underwriting (an “Underwritten Offering”), the Corporation shall so advise the Holders as a part of the written notice given pursuant to Section 3(a)(i).  In such event, the right of any Holder to registration pursuant to this Section 3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein.  All Holders proposing to dispose of their Registrable Securities through such underwriting, together with the Corporation and the other parties distributing their securities through such underwriting, shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Corporation. If the managing underwriter or managing underwriters of an Underwritten Offering pursuant to this Section 3 advise the Corporation and the Holders that in their reasonable opinion the inclusion of all of the Holders’ Registrable Securities requested for inclusion in the subject Underwritten Offering (and any related registration, if applicable) (and any other Registrable Securities proposed to be included in such offering) exceeds the number that can be included without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, the Corporation shall include in such Underwritten Offering (and any related registration, if applicable) only that number of Registrable Securities proposed to be included in such Underwritten Offering (and any related registration, if applicable) that, in the reasonable opinion of the managing underwriter or managing underwriters, will not have such adverse effect, with such number to be allocated as follows: (A) in the case of any Underwritten Offering initiated by the Corporation, (1) first, to the Corporation, (2) second, if there remains availability for additional Registrable Securities to be included in such Underwritten Offering, pro rata among the Holders desiring to include shares of Common Stock in such Underwritten Offering based on the relative number of shares of Common Stock then held by each such Holder, and (3) third, if there remains availability for additional shares of Common Stock to be included in such registration, pro rata among any other holders entitled to participate in such Underwritten Offering, if applicable, based on the relative number of shares of Common Stock then held by each such holder; and (B) if the offering was not initiated for and on behalf of the Corporation and was initiated for and on behalf of any holder of registration rights (other than any Holder), (1) first, to such other holder, pro rata based on the number of shares of Common Stock held by such other holder, (2) second, if there remains availability for additional Registrable Securities to be included in such Underwritten Offering, pro rata among the Holders desiring to include shares of Common Stock in such offering based on the relative number of shares of Common Stock then held by each such Holder and (3) third, if there remains availability for additional shares of Common Stock to be included in such registration, to the Corporation.

(c)         Right to Terminate Registration.  The Corporation shall have the right to terminate or withdraw any registration initiated by it under this Section 3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

Section 4.         Expenses of Registration.  All Registration Expenses incurred in connection with all registrations, Shelf Take-Downs and offerings effected pursuant to Section 2 or Section 3, shall be borne by the Corporation; provided, however, that the Corporation shall not be required to pay stock transfer taxes, underwriters’ discounts or selling commissions relating to the sale of the Registrable Securities.

Section 5.         Obligations of the Corporation.  Whenever required under this Agreement to effect the registration of any Registrable Securities, the Corporation shall, as expeditiously as reasonably possible:

(a)         prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective, and keep such Registration Statement effective until the date as of which all Registrable Securities registered by such Registration Statement have been sold or cease to be Registrable Securities;

(b)         prepare and file with the SEC such amendments (including post-effective amendments) and supplements to any Registration Statement and the related Prospectus as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement in accordance with the intended methods of disposition by sellers thereof set forth in such Registration Statement;

(c)         file on the Business Day immediately following each Effectiveness Date, in accordance with Rule 424(b) under the Securities Act, the final prospectus to be used in connection with sales pursuant to any applicable Registration Statement (whether or not such a prospectus is technically required by such rule);

(d)         permit each Holder whose Registrable Securities are included in a Registration Statement an opportunity to review and comment upon (i) such Registration Statement within a reasonable number of days prior to its filing with the SEC and (ii) all amendments and supplements to such Registration Statement (including the Prospectus contained therein) (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any similar or successor reports or prospectus supplements the contents of which is limited to that set forth in such reports) within a reasonable number of days prior to their filing with the SEC, and shall reasonably consider any comments thereto;

(e)         furnish to the Holders such numbers of copies of the Registration Statement and the related Prospectus, including all exhibits thereto and documents incorporated by reference therein and a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

(f)       in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering and to cause its directors and “executive officers” (as defined under Section 16 of the Exchange Act) to agree to such “lock-up” arrangements for up to 90 days from the date of the execution of the underwriting agreement with respect to such Underwritten Offering with the underwriters thereof, to the extent reasonably requested by the managing underwriter, subject to customary exceptions for permitted sales by directors and executive officers during such period.  Each Holder participating in such Underwritten Offering or that, together with its Affiliates owns 10% or more of the outstanding Common Stock or has the right to designate a member to the Board of Directors of the Corporation through any shareholder, voting or other agreement with the Corporation or any of its Affiliates shall also enter into and perform its obligations under a customary “lock-up” agreement with the underwriters of such Underwritten Offering, to the extent reasonably requested by the managing underwriter,  containing customary exceptions for permitted sales during the applicable lock-up period and containing a lock-up period equal to the shorter of (i) the shortest number of days that a director of the Corporation or “executive officer” (as defined under Section 16 of the Exchange Act) of the Corporation contractually agrees with the underwriters of such Underwritten Offering not to sell any securities of the Corporation following such Underwritten Offering and (ii) 90 days from the date of the execution of the underwriting agreement with respect to such Underwritten Offering. Notwithstanding the foregoing, any discretionary waiver or termination of this lock-up provision by the Corporation or the underwriters with respect to any of the Holders shall apply to the other Holders as well, pro rata based upon the number of shares subject to such obligations;

(g)         notify each Holder of Registrable Securities covered by such Registration Statement as soon as reasonably possible after notice thereof is received by the Corporation of any written comments by the SEC or any request by the SEC or any other federal or state governmental authority for amendments or supplements to such Registration Statement or the related Prospectus or for additional information;

(h)         notify each Holder of Registrable Securities covered by such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing;

(i)          upon the occurrence of any event contemplated by Section 5(h) above, promptly prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing;

(j)        notify each Holder of Registrable Securities covered by such Registration Statement as soon as reasonably practicable after notice thereof is received by the Corporation of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order by the SEC or any other regulatory authority preventing or suspending the use of any preliminary or final prospectus or the initiation or threatening of any proceedings for such purposes, or any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(k)          use its reasonable best efforts to prevent the issuance of any stop order suspending the effectiveness of any Registration Statement or of any order preventing or suspending the use of any preliminary or final prospectus and, if any such order is issued, to obtain the withdrawal of any such order as soon as practicable;

(l)          make available for inspection by each Holder including Registrable Securities in such registration, any underwriter participating in any distribution pursuant to such registration, and any attorney, accountant or other agent retained by such Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Corporation, as such parties may reasonably request, and cause the Corporation’s officers, managers and employees to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such Registration Statement;

(m)      use its reasonable best efforts to register or qualify, and cooperate with the Holders of Registrable Securities covered by such Registration Statement, the underwriters, if any, and their respective counsel, in connection with the registration or qualification of such Registrable Securities for offer and sale under the “Blue Sky” or securities laws of each state and other jurisdiction of the United States as any such Holder or underwriters, if any, or their respective counsel reasonably request in writing, and do any and all other things reasonably necessary or advisable to keep such registration or qualification in effect throughout the Effectiveness Period; provided, that the Corporation shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or take any action which would subject it to taxation or service of process in any such jurisdiction where it is not then so subject;

(n)         obtain for delivery to the Holders of Registrable Securities covered by such Registration Statement and to the underwriters, if any, an opinion or opinions from counsel for the Corporation, dated the effective date of the Registration Statement or, in the event of an Underwritten Offering, the date of the closing under the underwriting agreement, in customary form, scope and substance, which opinions shall be reasonably satisfactory to such Holders or underwriters, as the case may be, and their respective counsel;

(o)        in the case of an Underwritten Offering, obtain for delivery to the Corporation and the underwriters, with copies to the Holders of Registrable Securities included in such registration, a “comfort letter” from the Corporation’s independent certified public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the managing underwriter or underwriters reasonably request, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement;

(p)       use its reasonable best efforts to list the Registrable Securities that are covered by such Registration Statement with any national securities exchange or automated quotation system on which the Common Stock is then listed;

(q)        provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;

(r)        cooperate with Holders including Registrable Securities in such registration and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, if such Registrable Securities are to be sold in certificated form, such certificates to be in such denominations and registered in such names as such Holders or the managing underwriters may request at least two (2) Business Days prior to any sale of Registrable Securities;

(s)         use its reasonable best efforts to comply with all applicable securities laws and make available to the Holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

(t)         in the case of an Underwritten Offering, cause the senior executive officers of the Corporation to participate in the customary “road show” presentations that may be reasonably requested by the underwriters and otherwise to facilitate, cooperate with and participate in each proposed Underwritten Offering contemplated herein and customary selling efforts related thereto; and

(u)         at any time shares of Common Stock are sold pursuant to an effective Registration Statement or may be resold pursuant to Rule 144, the Corporation shall cooperate with the applicable Holder covered by this Agreement to effect the removal of the legends on such shares as soon as reasonably practicable after delivery of notice from such Holder of such shares that such conditions for removal have been satisfied.

Section 6.             Indemnification.

(a)        The Corporation will, and does hereby undertake to, indemnify and hold harmless each Holder of Registrable Securities and each of such Holder’s officers, managers, trustees, employees, partners, members, equityholders, beneficiaries, agents and directors and each Person, if any, who controls such Holder, within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, with respect to any registration, qualification, compliance or sale effected pursuant to this Agreement of the Registrable Securities held by or issuable to such Holder, against all claims, losses, damages and liabilities (or actions in respect thereto) to which they may become subject under the Securities Act, the Exchange Act, or other federal or state law arising out of or based on (i) in the case of any Registration Statement, any untrue statement or alleged untrue statement of any material fact contained in (which includes documents incorporated by reference in) such Registration Statement or any other registration statement contemplated by this Agreement, or that arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) in the case of any preliminary prospectus, prospectus supplement or final prospectus contained in any such Registration Statement (including the Prospectus related to such Registration Statement), any untrue statement or alleged untrue statement of any material fact included in (which includes documents incorporated by reference) such preliminary prospectus, prospectus supplement, final prospectus or Prospectus, or that arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) any violation or alleged violation by the Corporation of any federal, state or common law rule or regulation applicable to the Corporation in connection with any such registration, qualification, compliance or sale, or (iv) any failure to register or qualify Registrable Securities in any state where the Corporation or its agents have affirmatively undertaken or agreed in writing (including pursuant to Section 5(m)) that the Corporation (the undertaking of any underwriter being attributed to the Corporation) will undertake such registration or qualification on behalf of the Holders of such Registrable Securities (provided, that in such instance the Corporation shall not be so liable if it has undertaken its reasonable best efforts to so register or qualify such Registrable Securities) and will reimburse, as incurred, each such Holder and each such officer, manager, trustee, employee, partner, member, equityholder, beneficiary, agent, director and controlling person, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, that the Corporation will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission made in reliance on and in conformity with written information furnished to the Corporation by such Holder expressly for use therein.

(b)         Each Holder (if Registrable Securities held by or issuable to such Holder are included in such registration, qualification, compliance or sale pursuant to this Agreement) does hereby undertake to indemnify and hold harmless, severally and not jointly, the Corporation, each of its officers and directors and each Person, if any, who controls the Corporation within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each other Holder, each of such other Holder’s officers, managers, trustees, employees, partners, members, equityholders, beneficiaries, agents and directors and each Person, if any, who controls such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based (i) in the case of any Registration Statement, any untrue statement or alleged untrue statement of any material fact contained in (which includes documents incorporated by reference in) such Registration Statement or any other registration statement contemplated by this Agreement, or that arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) in the case of any preliminary prospectus, prospectus supplement or final prospectus contained in any such Registration Statement (including the Prospectus related to such Registration Statement), any untrue statement or alleged untrue statement of any material fact included in (which includes documents incorporated by reference) such preliminary prospectus, prospectus supplement, final prospectus or Prospectus, or that arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse, as incurred, the Corporation, each such officer, director and controlling person of the Corporation, each such other Holder, and each such officer, manager, trustee, employee, partner, member, equityholder, beneficiary, agent, director and controlling person of such other Holder, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in reliance upon and in conformity with written information that (x) relates to such Holder in its capacity as a selling security holder and (y) was furnished to the Corporation by such Holder expressly for use therein; provided, however, that the aggregate liability of each Holder hereunder shall be limited to the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)         Each party entitled to indemnification under this Section 6 (the “Indemnified Party”) shall give notice to the party required to provide such indemnification (the “Indemnifying Party”) of any claim as to which indemnification may be sought as promptly as practicable after such Indemnified Party has actual knowledge thereof, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be subject to approval by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may retain its own counsel at the Indemnifying Party’s expense if (i) the Indemnifying Party has agreed in writing to pay the fees and expenses of such counsel, (ii) the Indemnifying Party has failed to promptly assume the defense of any such claim or any litigation resulting therefrom or to employ counsel that has not been approved by the Indemnified Party (whose approval shall not be unreasonably withheld), (iii) representation of such Indemnified Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding or (iv) if the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Party; and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6, except to the extent that such failure to give notice materially prejudices the Indemnifying Party in the defense of any such claim or any such litigation.  An Indemnifying Party, in the defense of any such claim or litigation, shall not, without the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement, unless such judgment or settlement (i) includes as a term thereof the giving by the claimant or plaintiff therein to such Indemnified Party of an unconditional release from all liability with respect to such claim or litigation and (ii) does not include any recovery (including any statement as to or an admission of fault, culpability or a failure to act by or on behalf of such Indemnified Party) other than monetary damages, and provided that any sums payable in connection with such judgment or settlement are paid in full by the Indemnifying Party. An Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify each Indemnified Party from and against any loss or liability by reason of such settlement or judgment.

(d)         In order to provide for just and equitable contribution in case (and only in the event that) indemnification pursuant to this Section 6 is prohibited or limited by law, the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and such Person’s relative intent, knowledge, access to information and opportunity to correct or prevent such actions; provided, however, that, in any case, (i) no Holder will be required to contribute any amount in excess of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such contribution obligation and (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e)          The indemnities provided in this Section 6 shall survive the transfer of any Registrable Securities by such Holder.

Section 7.             Restrictions on Transfer.

(a)        Each Holder agrees that, prior to the expiration of the Lock-Up Period, except (i) as otherwise provided in Section 7(b) below or (ii) with the prior written consent of the Corporation, such Holder will not, directly or indirectly, transfer all or any Lock-Up Shares or any right or economic interest pertaining thereto, including the right to vote or consent on any matter or to receive or have any economic interest in the Corporation pursuant thereto (the foregoing restrictions are referred to as the “Lock-Up Restrictions”).  Each Holder agrees and consents to the entry of stop transfer instructions with the Corporation’s transfer agent and registrar against the transfer in violation of this Section 7(a) of any Lock-Up Shares during the Lock-Up Period. The Corporation shall promptly remove any and all such stop transfer instructions imposed with the Corporation’s transfer agent and registrar against the transfer in violation of this Section 7(a) following the Lock-Up Period applicable to such Lock-Up Shares.

(b)         To the extent permitted under applicable securities laws, any Holder shall be permitted to transfer the Lock-Up Shares notwithstanding the Lock-Up Restrictions, directly or indirectly, to the equityholders, partners, members or Affiliates of such Holder; provided, however, that each such transferee shall (i) represent and warrant that such transferee is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, (ii) agree to be bound by the Lock-Up Restrictions and (iii) execute the Joinder (each such transferee, a “Permitted Transferee”).  Each such Permitted Transferee shall be deemed a Holder hereunder, entitled and subject to all of the rights and obligations of a Holder hereunder, including the Lock-Up Restrictions, subject only to the Corporation’s receipt of written notice of the transfer of Registrable Securities by any Holder pursuant to this provision and a duly executed joinder to this Agreement from such transferee in the form of Exhibit A attached hereto (a “Joinder”) agreeing to be bound by the terms of this Agreement.  Each Holder shall cooperate and provide any reasonably required certifications to the Corporation, counsel to the Corporation and the transfer agent in connection with any proposed transfers to a Permitted Transferee relating to compliance with applicable securities laws.

(c)         The restrictive legend on any Registrable Securities shall be removed if (i) such securities are sold pursuant to an effective registration statement, (ii) a registration statement covering the resale of such securities is effective under the Securities Act and the applicable holder of such securities delivers to the Corporation a representation letter agreeing that such securities will be sold under such effective registration statement, (iii) if such securities may be sold by the holder thereof free of restrictions pursuant to Rule 144(b) under the Securities Act, or (iv) such securities are sold, assigned or otherwise transferred pursuant to Rule 144 under the Securities Act; provided, that with respect to clause (iii) or (iv) above, the holder of such securities shall, upon request, provide such documentation and evidence as may reasonably be required by the Corporation to confirm that the legend may be removed under applicable securities law. The Corporation shall cooperate with any applicable holder of Registrable Securities to effect removal of the legend on such securities pursuant to this Section 7(c) (including, if necessary, by procuring the delivery of one or more legal opinions by its outside counsel directed to the Corporation’s transfer agent) as soon as reasonably practicable after delivery of notice from such holder that one or more conditions to removal are satisfied (together with any documentation required to be delivered by such holder pursuant to the immediately preceding sentence). The Corporation shall bear all direct costs and expenses associated with the removal of a legend pursuant to this Section 7(c).

(d)         In the event that, during the Lock-Up Period, there is any release or waiver of the Lock-Up Restrictions with respect to any Lock-Up Shares, such release or waiver shall apply pro rata to all Lock-Up Shares regardless of Holder.

Section 8.            Information by Holder.  Any Holder of Registrable Securities included in any registration shall furnish to the Corporation such information regarding such Holder and the distribution proposed by such Holder as the Corporation may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

Section 9.          Transfer of Registration Rights. The Corporation shall not assign this Agreement or any rights or obligations hereunder in whole or in part without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding; provided, however, that in any transaction, whether by merger, reorganization, restructuring, consolidation, financing or otherwise, whereby the Corporation is a party and in which the Registrable Securities are converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Corporation hereunder, the term “Corporation” shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received by the Holders in connection with such transaction unless such securities are otherwise freely tradable by the Holders after giving effect to such transaction. This Agreement and the rights, duties and obligations of any Holder hereunder may be assigned in whole or in part to a transferee of Registrable Securities without the prior written consent of the Corporation and shall be automatically assigned with respect to any Note Shares constituting Registrable Securities to the extent of, and in connection with, any transfer of associated Convertible Notes, so long as such transfer of Convertible Notes shall have been made in accordance with the applicable provisions of the Indenture and the Convertible Notes. Notwithstanding the foregoing, no such assignment shall be binding or obligate the Corporation unless and until the assignee agrees in writing to be bound by the terms and conditions of this Agreement by the delivery of a duly executed Joinder.

Section 10.          Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Corporation shall not, without the prior written consent of the Holders holding more than a majority of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Corporation that would allow such holder or prospective holder any registration rights the terms of which conflict with the terms of this Agreement.

Section 11.          Rule 144 Reporting.  With a view to making available to the Holders the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, the Corporation agrees to use its reasonable best efforts from and after the Effective Date to:

(a)          make and keep current public information available, within the meaning of Rule 144, at all times;

(b)       file with the SEC, in a timely manner, all reports and other documents required of the Corporation under the Securities Act and Exchange Act, including, without limitation, the electronic submission of every Interactive Data File (as defined in 17 C.F.R. § 232.11) required to be submitted pursuant to Regulation S-T promulgated by the SEC; and

(c)        so long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: (i) a written statement by the Corporation as to its compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act; (ii) a copy of the most recent annual or quarterly report of the Corporation; and (iii) such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

Section 12.          Termination of Registration Rights.  The rights of any particular Holder under Section 2 or Section 3 hereof shall terminate as to any Holder on the date that such Holder no longer “beneficially owns” (within the meaning set forth in Rule 13d-3 promulgated under the Exchange Act) any Registrable Securities or any Convertible Notes which are convertible into Registrable Securities.

Section 13.           MNPI Provisions.

(a)         Each Holder acknowledges that the provisions of this Agreement that require communications by the Corporation or other Holders to such Holder may result in such Holder and its Representatives (as defined below) acquiring MNPI (which may include, solely by way of illustration, the fact that an offering of the Corporation’s securities is pending or the number of Corporation securities to be offered by, or the identity of, the selling Holders).

(b)        Each Holder agrees that it will maintain the confidentiality of such MNPI and, to the extent such Holder is not a natural person, such confidential treatment shall be in accordance with procedures adopted by it in good faith to protect confidential information of third parties delivered to such Holder (“Policies”); provided that a Holder may deliver or disclose MNPI to (i) its directors, officers, employees, agents, attorneys, members, affiliates and financial and other advisors (collectively, the “Representatives”), but solely to the extent such disclosure reasonably relates to its evaluation or exercise of its rights under this Agreement and the sale of any Registrable Securities in connection with the subject of the notice, (ii) any federal or state regulatory authority having jurisdiction over such Holder, (iii) any Person if necessary to effect compliance with any law, rule, regulation or order applicable to such Holder, (iv) in response to any subpoena or other legal process, or (v) in connection with any litigation to which such Holder is a party; provided further, that in the case of clause (i), the recipients of such MNPI are subject to the Policies or agree to hold confidential the MNPI in a manner substantially consistent with the terms of this Section 13, and that in the case of clauses (ii) through (v), such disclosure is required by applicable law, rule or regulation (unless, in the case of clause (v), such disclosure is in connection with or relates to any claim, counter-claim or defense by such Holder or any of its Representatives) and such Holder shall promptly notify the Corporation of such disclosure to the extent such Holder is legally permitted to give such notice.

(c)         Each Holder shall have the right, at any time and from time to time (including after receiving information regarding any potential Public Offering), to elect to not receive any notice that the Corporation or any other Holders otherwise are required to deliver pursuant to this Agreement (except as set forth in this Section 13(c)) by delivering to the Corporation a written statement signed by such Holder that it does not want to receive any notices hereunder (an “Opt-Out Request”); in which case and notwithstanding anything to the contrary in this Agreement, the Corporation and other Holders shall not be required to, and shall not, deliver any notice or other information required to be provided to Holders hereunder to the extent that the Corporation or such other Holders reasonably expect would result in a Holder acquiring MNPI. For the avoidance of doubt, any notice provided by the Corporation to suspend the use of a Registration Statement without the containing the reasons for such suspension shall not be deemed to be a notice that the Corporation or such other Holders reasonably expect would result in a Holder acquiring MNPI. An Opt-Out Request may state a date on which it expires or, if no such date is specified, shall remain in effect indefinitely.  A Holder who previously has given the Corporation an Opt-Out Request may revoke such request at any time, and there shall be no limit on the ability of a Holder to issue and revoke subsequent Opt-Out Requests; provided that each Holder shall use commercially reasonable efforts to minimize the administrative burden on the Corporation arising in connection with any such Opt-Out Requests.

Section 14.           General Provisions.

(a)       Amendments and Waivers.  Except as otherwise provided herein, the provisions of this Agreement may be amended, modified, terminated or waived only with the prior written consent of the Corporation and Holders owning a majority of the Registrable Securities; provided that no such amendment, modification, termination or waiver that would materially and adversely affect a Holder in a manner materially different than any other Holder shall be effective against such Holder without the consent of such Holder that is materially and adversely affected thereby.  The failure or delay of any Person to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such Person thereafter to enforce each and every provision of this Agreement in accordance with its terms.  A waiver or consent to or of any breach or default by any Person in the performance by that Person of his, her or its obligations under this Agreement shall not be deemed to be a consent or waiver to or of any other breach or default in the performance by that Person of the same or any other obligations of that Person under this Agreement.

(b)         Remedies.  The parties to this Agreement shall be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor.  The parties hereto agree and acknowledge that a breach of this Agreement would cause irreparable harm and money damages would not be an adequate remedy for any such breach and that, in addition to any other rights and remedies existing hereunder, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

(c)        Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited, invalid, illegal or unenforceable in any respect under any applicable law or regulation in any jurisdiction, such prohibition, invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such prohibited, invalid, illegal or unenforceable provision had never been contained herein.

(d)       Entire Agreement.  Except as otherwise provided herein, this Agreement and the Indenture contain the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties hereto, written or oral, which may have related to the subject matter hereof in any way.

(e)          Successors and Assigns.  Subject to Section 9, this Agreement shall bind and inure to the benefit and be enforceable by the Corporation and its permitted successors and assigns and the Holders and their respective permitted successors and assigns (whether so expressed or not).  In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of Holders are also for the benefit of, and enforceable by, any subsequent or successor Holder.

(f)         Notices.  Any notice, demand or other communication to be given under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (i) when delivered personally to the recipient, (ii) when sent by electronic mail (so long as no “bounce back” or similar message of non-delivery is received with respect thereto) if sent during normal business hours of the recipient but, if not, then on the next Business Day, (iii) one (1) Business Day after it is sent to the recipient by reputable overnight courier service (charges prepaid) or (iv) three (3) Business Days after it is mailed to the recipient by first class mail, return receipt requested. Such notices, demands and other communications shall be sent to the Corporation at the address specified below and to any Initial Holder at its e-mail address or address set forth on its signature page hereto, or at such e-mail address or address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.  Any party may change such party’s address for receipt of notice by providing prior written notice of the change to the sending party as provided herein.

If to the Corporation:

Bed Bath & Beyond, Inc.
433 W. Ascension Way, 3rd Floor
Murray, UT 84123
Attention: Melissa Smith, General Counsel
Email:       legal@beyond.com

with a copy, which will not constitute notice, to:

Sidley Austin LLP
One South Dearborn Street
Chicago, Illinois 60603
Attention: Timothy P. FitzSimons; Michael P. Heinz
Email:       tfitzsimons@sidley.com
mheinz@sidley.com

If to any Initial Holder, at its e-mail address or address set forth on its signature page hereto, or as may be subsequently modified by written notice to the Corporation given in accordance with this Section 14(f).

(g)         Business Days.  If any time period for giving notice or taking action hereunder expires on a day that is not a Business Day, the time period shall automatically be extended to the immediately following Business Day.

(h)         Governing Law.  All issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

(i)           MUTUAL WAIVER OF JURY TRIAL.  AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY.

(j)         CONSENT TO JURISDICTION AND SERVICE OF PROCESS.  EACH OF THE PARTIES IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE CITY AND COUNTY OF NEW YORK BOROUGH OF MANHATTAN, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.  EACH OF THE PARTIES HERETO FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PARTY’S RESPECTIVE ADDRESS SET FORTH ABOVE SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTERS TO WHICH IT HAS SUBMITTED TO JURISDICTION IN THIS PARAGRAPH.  EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY IN SUCH COURT, AND HEREBY AND THEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(k)          No Recourse.  Notwithstanding anything to the contrary in this Agreement, the Corporation and each Holder agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement, shall be had against any current or future director, officer, employee, general or limited partner or member of any Holder or of any Affiliate or assignee thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of any Holder or any current or future member of any Holder or any current or future director, officer, employee, partner or member of any Holder or of any Affiliate or assignee thereof, as such for any obligation of any Holder under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

(l)        Descriptive Headings; Interpretation.  The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.  The use of the words “include” and “including” (and variations thereof) in this Agreement shall be by way of example rather than by limitation. The use of the word “or” shall not be deemed to be exclusive. The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(m)       No Strict Construction.  The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

(n)         Counterparts; Electronic Signatures.  This Agreement may be executed in multiple counterparts, any one of which need not contain the signature of more than one party, but all such counterparts taken together shall constitute one and the same agreement.  The exchange of a fully executed Agreement (in counterparts or otherwise) by all parties hereto by electronic transmission in .PDF format shall be sufficient to bind all parties to the terms and conditions of this Agreement.  Each party hereto intends that any electronic signatures complying with the U.S. federal ESIGN Act of 2000 (including DocuSign) constitute original signatures binding upon such party and that an electronic copy or counterpart of this Agreement containing signatures (original or electronic) of such party shall be deemed to be an original counterpart of this Agreement.

(o)         Further Assurances.  In connection with this Agreement and the transactions contemplated hereby, each party hereto shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and the transactions contemplated hereby.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties have executed this Registration Rights and Lock-Up Agreement effective as of the Effective Date set forth above.

BED BATH & BEYOND, INC.

By:	/s/ Marcus Lemonis
Name:	Marcus Lemonis
Title:	Executive Chairman and Chief Executive Officer

[Signature Page to Registration Rights and Lock-up Agreement]

INITIAL HOLDERS:

AMMC CLO 23, LIMITED

By:	/s/ Joseph Haverkamp
Name: Joseph Haverkamp
Title: Senior Vice President

Address:	301 East Fourth Street,

38th Floor

Cincinnati, OH 45202

Attention: Patrick Byrne
Email: pbyrne@amfin.com

AMMC CLO 24, LIMITED

By:	/s/ Joseph Haverkamp
Name: Joseph Haverkamp
Title: Senior Vice President

Address:	301 East Fourth Street,

38th Floor

Cincinnati, OH 45202

Attention: Patrick Byrne
Email: pbyrne@amfin.com

AMMC CLO 25, LIMITED

By:	/s/ Joseph Haverkamp
Name: Joseph Haverkamp
Title: Senior Vice President

Address:	301 East Fourth Street,

38th Floor

Cincinnati, OH 45202

Attention: Patrick Byrne
Email: pbyrne@amfin.com

AMMC CLO 27, LIMITED

By:	/s/ Joseph Haverkamp
Name: Joseph Haverkamp
Title: Senior Vice President

Address:	301 East Fourth Street,

38th Floor

Cincinnati, OH 45202

Attention: Patrick Byrne
Email: pbyrne@amfin.com

ALCOF III NUBT, L.P.

By: Arbour Lane Fund III GP, LLC
Its General Partner

By:	/s/ Kenneth Hoffman
Name: Kenneth Hoffman
Title: Manager

Address:	700 Canal Street 4th Floor
Stamford CT 06902

Attention: Operations
Email: TradeOps@alcmlp.com

CANTOR FITZGERALD SECURITIES

By:	/s/ Christian Wall
Name: Christian Wall
Title: Global Head of Fixed Income

Address: 6805 Carnegie Boulevard, Suite 250
Charlotte, NC 28211

Attention: Corporate Actions
Suzanne Austin
Bobbie Young
Bank Loans

Email: CAction@cantor.com

SLAustin@cantor.com
BYoung@cantor.com
bankloans@cantor.com

CROSSINGBRIDGE LOW DURATION HIGH INCOME FUND

By:	/s/ Spencer Rolfe
Name: Spencer Rolfe
Title: Authorized Signatory

Address: 427 Bedford Road, Suite 220
Pleasantville, NY 10570

Attention: Spencer Rolfe
Email: srolfe@crossingbridge.com

RIVERPARK STRATEGIC INCOME FUND

By:	/s/ Spencer Rolfe
Name: Spencer Rolfe
Title: Authorized Signatory

Address: 427 Bedford Road, Suite 220
Pleasantville, NY 10570

Attention: Spencer Rolfe
Email: srolfe@crossingbridge.com

DESTINATIONS GLOBAL FIXED INCOME OPPORTUNITIES FUND

By:	/s/ Spencer Rolfe
Name: Spencer Rolfe
Title: Authorized Signatory

Address: 427 Bedford Road, Suite 220
Pleasantville, NY 10570

Attention: Spencer Rolfe
Email: srolfe@crossingbridge.com

CROSSINGBRIDGE RESPONSIBLE CREDIT FUND

By:	/s/ Spencer Rolfe
Name: Spencer Rolfe
Title: Authorized Signatory

Address: 427 Bedford Road, Suite 220
Pleasantville, NY 10570

Attention: Spencer Rolfe
Email: srolfe@crossingbridge.com

JSS COH LLC

By:	/s/ Spencer Rolfe
Name: Spencer Rolfe
Title: Authorized Signatory

Address: 427 Bedford Road, Suite 220
Pleasantville, NY 10570

Attention: Spencer Rolfe
Email: srolfe@crossingbridge.com

JOSEPH & DIANE STEINBERG 1992 CHARITABLE TRUST

By:	/s/ Spencer Rolfe
Name: Spencer Rolfe
Title: Authorized Signatory

Address: 427 Bedford Road, Suite 220
Pleasantville, NY 10570

Attention: Spencer Rolfe
Email: srolfe@crossingbridge.com

GLENDON OPPORTUNITIES FUND II, L.P.

By: Glendon Capital Management L.P., as its investment advisor

By:	/s/ Haig Maghakian
Name: Haig Maghakian
Title: Authorized Person

Address: 2425 Olympic Blvd, Suite 500E
Santa Monica, CA 90404, USA

Attention: Operations Team
Email: glendonoperations@glendoncap.com

GLENDON OPPORTUNITIES FUND III, L.P.

By: Glendon Capital Management L.P., as its investment advisor

By:	/s/ Haig Maghakian
Name: Haig Maghakian
Title: Authorized Person

Address: 2425 Olympic Blvd, Suite 500E
Santa Monica, CA 90404, USA

Attention: Operations Team
Email: glendonoperations@glendoncap.com

GOLUB SAPPHIRE FUND, L.P.

By: GC Advisors LLC, its Manager

By:	/s/ Gregory W. Cashman
Name: Gregory W. Cashman
Title: Co-Head of Direct Lending

Address: 150 S. Wacker Drive, Suite 800, Chicago, IL 60606

Attention: Kevin Sweeney
Email: loan_admin@golubcapital.com

GC FINANCE OPERATIONS TRUST

By: GC Advisors LLC, its Manager

By:	/s/ Gregory W. Cashman
Name: Gregory W. Cashman
Title: Co-Head of Direct Lending

Address: 150 S. Wacker Drive, Suite 800, Chicago, IL 60606

Attention: Kevin Sweeney
Email: loan_admin@golubcapital.com

GEMS 6 SUB 2, LLC

By: GC Advisors LLC, its Manager

By:	/s/ Gregory W. Cashman
Name: Gregory W. Cashman
Title: Co-Head of Direct Lending

Address: 150 S. Wacker Drive, Suite 800, Chicago, IL 60606

Attention: Kevin Sweeney
Email: loan_admin@golubcapital.com

GEMS 6I SUB 1, L.P.

By: GC Advisors LLC, its Manager

By:	/s/ Gregory W. Cashman
Name: Gregory W. Cashman
Title: Co-Head of Direct Lending

Address: 150 S. Wacker Drive, Suite 800, Chicago, IL 60606

Attention: Kevin Sweeney
Email: loan_admin@golubcapital.com

OPAL BSL HOLDINGS 1 LLC

By: GC Advisors LLC, its Manager

By:	/s/ Gregory W. Cashman
Name: Gregory W. Cashman
Title: Co-Head of Direct Lending

Address: 150 S. Wacker Drive, Suite 800, Chicago, IL 60606

Attention: Kevin Sweeney
Email: loan_admin@golubcapital.com

LCM XIV LIMITED PARTNERSHIP
LCM XV LIMITED PARTNERSHIP
LCM XVI LIMITED PARTNERSHIP
LCM XVII LIMITED PARTNERSHIP
LCM XVIII LIMITED PARTNERSHIP
LCM XXIII LTD.
LCM XXIV LTD.
LCM XXV LTD.
LCM LOAN INCOME FUND I LTD.
LCM 26 LTD.
LCM 27 LTD.
LCM 28 LTD.
LCM 29 LTD.
LCM 30 LTD.
LCM 31 LTD.
LCM 32 LTD.
LCM 33 LTD.
LCM 34 LTD.
LCM 35 LTD.
LCM 36 LTD.
LCM 37 LTD.
LCM 38 LTD.
LCM 39 LTD.
LCM 40 LTD.

By: LCM Asset Management LLC, as Collateral Manager

By:	/s/ Alexander Kenna
Name: Alexander Kenna
Title: Authorized Signatory

Address: LCM Asset Management LLC / 399 Park Avenue, 22nd Floor / New York, NY 10022

Attention: Alexander Kenna
Email: akenna@lcmam.com

LOOMIS SAYLES SENIOR FLOATING RATE & FIXED INCOME FUND

By: Loomis, Sayles & Company, L.P., its Investment Adviser
By: Loomis, Sayles & Company, Incorporated, its General Partner

By:	/s/ Charles Fievet
Name: Charles Fievet
Title: Vice President, Assistant General Counsel

Address:	One Financial Center, 5th Floor
Boston, MA 02111

Attention: Corporate Actions
Email:
corporate_actions@loomissayles.com
cwilsonmurphy@loomissayles.com
cfievet@loomissayles.com

SPRUCE ADVISORY GROUP, LLC

By:	/s/ Joel Bines
Name: Joel Bines
Title: Managing Partner

Address:

6031 Norway Rd.
Dallas, TX 75230

Attention: Joel Bines
Email: jbines@spruceadvisory.com

TIKEHAU STRUCTURED CREDIT MANAGEMENT LLC, on behalf of Tikehau US CLO I Ltd., Tikehau US CLO II Ltd., Tikehau US CLO III Ltd. and Tikehau US CLO IV Ltd.

By:	/s/ Epeli Rokotuiveikau
Name: Epeli Rokotuiveikau
Title: Authorized Signatory

Address:	9 West 57th Street, 45th Floor
New York, NY 10019

Attention: Epeli Rokotuiveikau
Email: US-CLO-Structuring@tikehaucapital.com
with a copy to legal-notices@tikehaucapital.com

Z CAPITAL CREDIT PARTNERS CLO 2021-1 LTD.

By:	/s/ Jedidiah Lee
Name: Jedidiah Lee
Title: Authorized Signatory

Address:	430 Park Ave Floor 16

New York, NY 10022

Attention: Dritan Bregasi
Email: Credit@zcg.com; dbregasi@zcg.com

EXHIBIT A

Form of Joinder

REGISTRATION RIGHTS AND LOCK-UP AGREEMENT JOINDER

The undersigned is executing and delivering this Joinder pursuant to the Registration Rights and Lock-Up Agreement dated as of July 8, 2026 (as the same may hereafter be amended, the “Registration Rights Agreement”), among Bed Bath & Beyond, Inc., a Delaware corporation (the “Corporation”), and each of the entities listed under the header “Initial Holders” on the signature pages thereto.  Capitalized terms used in this Joinder have the meanings ascribed to them in the Registration Rights Agreement.

By executing and delivering this Joinder to the Corporation, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Rights Agreement as a Holder of Registrable Securities in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement (including the Lock-Up Restrictions set forth therein), and the shares of Common Stock transferred to the undersigned by the Initial Holder in the manner contemplated in Section 7(b) of the Registration Rights Agreement shall be deemed to be Registrable Securities under the Registration Rights Agreement to the extent provided therein unless otherwise stated in the Registration Rights Agreement.  The Corporation is directed to take notice of the address below the undersigned’s signature on this Joinder for all relevant purposes of Section 14(f) of the Registration Rights Agreement.

The undersigned confirms that it is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

Accordingly, the undersigned has executed and delivered this Joinder as of the ____ day of _______________________, 20____.

Transferee:	[_______________________________]

By:
Name:
Title:

Address:

Attention:
Email: